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                                                                    EXHIBIT 32.1

                           CERTIFICATIONS PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

     In connection with the Quarterly Report of National Health Partners, Inc. (the "Company") on Form 10-QSB for the fiscal quarter ended June 30, 2006, as filed with the Securities and Exchange Commission (the "report"), David M. Daniels, Chief Executive Officer of the Company, and Alex Soufflas, Chief Financial Officer of the Company, do each hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:

     (1) the report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ David M. Daniels
                                           -------------------------------------
                                           David M. Daniels
                                           Chief Executive Officer


                                           /s/ Alex Soufflas
                                           -------------------------------------
                                           Alex Soufflas
                                           Chief Financial Officer

Date: August 14, 2006